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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K



     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2000


                        DELTA CAPITAL TECHNOLOGIES, INC.


             Delaware, USA                                     98-0187705
(State of Other jurisdiction of incorporation or          (IRS Employer ID No.)
organization)


                         SUITE 255, 999 - 8TH STREET, SW
                         CALGARY, ALBERTA T2R 1J5 CANADA
                    (Address of Principal Executive Offices)

                                 (403) 244-7300
                (Issuer's Telephone Number, Including Area Code)








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                                    FORM 8-K
                        DELTA CAPITAL TECHNOLOGIES, INC.

ITEM 2 - ACQUISITION OF ASSETS

On April 18, 2000, Delta Capital Technologies, Inc. ("Delta") acquired 100% of the issued and outstanding common shares of The Matridigm Corporation ("Matridigm") , a privately held marketing and communications company in Calgary, Alberta pursuant to an Exchange Agreement dated for reference January 1, 2000 (the "Exchange Agreement"). The shares were acquired directly from Matridigm's shareholders and in consideration the Company issued the following restricted securities and paid a total of Cdn$100,000 as follows:

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


             NAME OF FORMER MATRIDIGM      NO. OF SHARES        NO. OF             FUNDS
             SHAREHOLDERS                                      WARRANTS

             Michael Steele                    212,500          200,000            $42,500
             Cecilia Lanz                      212,500          200,000            $42,500
             Diana Steele                       25,000                              $5,000
             Andre Lanz                         25,000                              $5,000
             Robert Sweetman                    25,000           90,000             $5,000

                                     TOTAL     500,000          490,000           $100,000

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The warrants issued as part of the consideration are exercisable at US$2.00 until April 13, 2007.

The amount of consideration paid was negotiated between the parties and the funds used for the Cdn$100,000 cash payment to Matridigm were funds obtained from two private placements which closed in April, 2000.

Michael Steele, a shareholder of The Matridigm Corporation entered into an employment agreement with the Company commencing January 1, 2000 and was appointed to the Company's Board of Directors and as Senior Vice President Marketing and Development.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA CONDENSED FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements:
         Financial Statements for The Matridigm Corporation to be filed on Form 8-K/A approximately 3 weeks from the date of this Form 8-K.

(b)      Pro Forma Financial Information:
         Not applicable.

(c)      Exhibits:
         2.1 Share Exchange Agreement between the Company, The Matridigm Corporation, Michael Steele, Cecilia Lanz, Diana Steele, Andre Lanz and Robert Sweetman dated for Reference January 1, 2000.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 3rd day of May, 2000.

Dated May 3rd, 2000

                                 /s/ Paul Davis
                                                          Paul Davis, President
                               INDEX TO EXHIBITS
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


       EXHIBIT NO.                                        DESCRIPTION

           2.1         Share Exchange Agreement between the Company, The Matridigm  Corporation,  Michael
                       Steele,  Cecilia Lanz,  Diana  Steele,  Andre Lanz and Robert  Sweetman  dated for reference January 1, 2000
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